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                                                                    EXHIBIT 10.3

                           STOCK PURCHASE AGREEMENT

THIS AGREEMENT (the "Agreement") is made and entered into as of this 11th day of May, 1999, between Michael Kirsh (the "Purchaser") and John T. Bauska and David
R. Mortenson (collectively the "Sellers").

                                R E C I T A L S

WHEREAS, Growtex Inc., a Nevada corporation, (the "Company") is a corporation with 25,000,000 shares of $.001 par value common stock authorized (the "Stock"); and

WHEREAS, the Purchaser desires to purchase and the Sellers desire to sell 500,000 (the "Shares") of the 2,500,000 shares of issued and outstanding Stock, all pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.  Sale and Purchase of Shares.
    ---------------------------

  Subject to the provisions of this Agreement, the Sellers agree to sell, and Purchaser agrees to buy, the Shares, consisting of 500,000 shares of Stock, which will at Closing constitute 20% of the issued and outstanding shares of Stock of the Company.

2.   Purchase Price.
     --------------

  Purchaser agrees to pay to the Sellers, as the purchase price for the Shares, the sum of Thirty-Three Thousand Dollars ($33,000.00) at closing.

3.  Closing.
    -------

  The Closing shall occur at 5:00 p.m. on May 12, 1999, (the "Closing Date") at the offices of Vandeberg Johnson & Gandara, 600 University Street, Suite 2424, Seattle, Washington, or at such other time and place as is mutually agreeable to Purchaser and the Sellers. Purchaser shall deliver the

                           Stock Purchase Agreement
                                  Page 1 of 1
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consideration set forth in Section 2 above. The Sellers shall deliver to the
Purchaser at Closing the following:

  (a) Stock certificates together with stock powers representing the Shares;

  (b) The corporate minute books and such other books, papers and records of the Company as relate to its assets and operations;

  (c) The written resignations of all officers and directors of the Company;

  (d) A certificate from the officers and directors of the Company, certifying that on the Closing Date, there were 2,500,000 shares of Stock issued and outstanding;

  (e) A shareholders' certificate, in the form of Exhibit 3(e) hereto, duly executed by the shareholders of the Company set forth thereon; and

  (f) A duly executed amendment to that certain License Agreement (the "License Agreement") dated April 5, 1999, by and between David R. Mortenson & Associates and the Company, in the form of Exhibit 3(f) hereto.

4.  Representations, Warranties and Covenants of the Sellers.
    --------------------------------------------------------

  The Sellers hereby represent and warrant to the Purchaser that the following are and will be true and correct on the Closing Date and such representations and warranties shall survive the Closing:

  (a) Organization of Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full power and lawful authority to own, or to hold under lease, property and to engage in any lawful business.

  (b) Authorization of Agreement. This Agreement constitutes a valid obligation, legally binding upon the Sellers in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transaction do not and will not result in any breach of, or default under, any agreement, license or other obligation of the Sellers or the Company.

  (c) Stock Ownership. The Company's entire authorized and issued capital stock consists of 2,500,000 shares of common stock. There are not now, and will not be on the Closing Date, any

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      outstanding subscriptions, options, rights, warrants, convertible shares, debts or other agreements or commitments obligating the Company to issue any other shares of its capital stock. Upon issuance and on the Closing Date, the Shares were fully paid, non-assessable, free and clear of all restrictions, liens, security interests, hypothecations, pledges and encumbrances of every kind and nature whatsoever. There are no restrictions in the Articles of Incorporation, Bylaws or other corporate documents of the Company prohibiting the free transferability of the Shares.

  (d) Financial Information. The Sellers have furnished to Purchaser the balance sheet and income statement for the period ending March 31, 1999 of the Company (the "Financial Information"). All of the Financial Information is true and accurate, has been taken from the Company's books of account, was prepared in accordance with generally accepted accounting principles applied on a consistent basis, and does not omit any information which would make the Financial Information materially misleading.

  (e) Liabilities. On the Closing Date, the Company shall have no liabilities of any kind, fixed or contingent, including but not limited to accounts payable, taxes, debts, obligations, leases, employment related obligations, fringe benefits, employment taxes and contributions to industrial or unemployment insurance funds, or any other indebtedness or leasehold interest of any nature. There are no amounts due for the payment of all federal, state, county, local or foreign taxes of the Company which are or may become payable by the Company for all periods ending prior to the Closing Date. The Company has filed all federal, state, county, local and foreign income, excise, corporate license or franchise, property, sales or retail occupation taxes and other tax returns required to be filed by it, and such returns are true and correct.

  (f) Compliance with Law. The Company complies and will, as of the Closing date, comply in all material respects with all applicable federal and state laws, including but not limited to those relating to environmental regulation and hazardous materials, and all rules, regulations and orders of local governing authorities. The Company has not received any notice with which it has not complied from any governmental authority or agency or from any inspection body stating that the Company fails or may fail to comply with any applicable law, ordinance, regulation, building or zoning law, or requirements of any public authority or body.

  (g) Litigation. There is no pending or threatened suit, action or litigation, administrative, arbitration or other proceeding or governmental investigation or inquiry to which the Company or its officers or directors are a party or subject.

                           Stock Purchase Agreement
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  (h) Employees.  The Company has no employees (other than its officers, who serve without compensation) and has no obligation, contractual or otherwise, to anyone regarding employment or consulting services. The Company has not taken any actions with respect to any person which would give rise to any claims of discrimination on the basis of age, sex, race, disability or any other status protected by federal or local law, any violation of the Fair Labor Standards Act, or any other state or federal law related to the rights of employees.

  (i) Environmental Liability. The Company has not manufactured, stored, handled, disposed, transferred, produced, or processed "hazardous substances" or other dangerous or toxic substances, except in compliance with all federal, state or local regulations .

  (j) Existing Contracts. Except for the License Agreement, the Company is not a party to any contracts for services or otherwise.

  (k) Licenses. The assets acquired by issuance of shares, rights under the License Agreement, are properly valued in the Financial Information, the assets exist and the Company holds proper title to those assets.

  (l) Status of Affiliates. None of the officers, directors, promoters, underwriters or beneficial owners of 10% or more of any class of equity security of the Company: (A) has, within the last five years, (1) filed a registration statement which is the subject of a currently effective registration stop order entered by the United States Securities and Exchange Commission or any state securities administrator, or (2) been convicted of any criminal offense in connection with the offer, purchase, or sale of any security, or involving fraud or deceit, or (B) is currently subject to (1) any state or federal administrative enforcement order or judgment, entered within the last five years, finding fraud or deceit in connection with the purchase or sale of any security, or (2) any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, temporarily, preliminarily or permanently restraining or enjoining such party from engaging in or continuing to engage in any conduct or practice involving fraud or deceit in connection with the purchase or sale of any security.

  (m) Status of Certain Investors. The ten Subscription Agreements dated April 28, 1999 are true and correct in all respects, including specifically the assertions contained therein that each investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended. None of the ten investors purchased their shares with a view to distribution or resale except pursuant to a registration statement effective under the Texas Securities Act, (S) 7, or to an accredited investor pursuant to an exemption available under the Texas Securities

                           Stock Purchase Agreement
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      Act or rules of the State Securities Board of Texas.

  (n) License Agreement. David R. Mortenson & Associates (the "Partnership") is a Texas general partnership, and David Mortenson is an authorized signatory of the Partnership with full power and authority to bind it. David Mortenson is authorized to execute Amendment No. 1 to that certain License Agreement dated April 5, 1999, by and between the Partnership and the Company, as contemplated by Section 3(f) of the Stock Purchase Agreement. The License Agreement attached to the April 28, 1999 minutes of the Company and dated April 5, 1999 supersedes and replaces in its entirety any prior License Agreement by and between David R. Mortenson & Associates and Growtex Inc.

5.  Indemnification by the Sellers.
    ------------------------------

  The Sellers, their successors and assigns, jointly and severally, shall indemnify, defend and hold Purchaser harmless from any and all losses, claims, damages or liabilities, including any costs of recovery, suffered by Purchaser as a result of:

  (a) The failure of any representation or warranty of the Sellers contained in this Agreement to be true and accurate when made and as of the Closing Date;

  (b) The failure of the Sellers to comply with any obligations, agreements or covenants contained in this Agreement;

  (c) Any accounts payable, liabilities, debts, taxes, leases or other obligations of the Company with respect to any period prior to the Closing Date.

The Sellers, their successors and assigns, shall reimburse Purchaser for any legal or other expense reasonably incurred by Purchaser in connection with any loss, claim, damage or liability indemnified hereby. This indemnification shall benefit and inure to the successors and assigns of Purchaser, including the Company, and shall survive the Closing. In the event Purchaser, his successors or assigns, believe they are entitled to indemnification hereunder, they shall give the Sellers written notice of the basis for the claim for indemnification.

6.  Representations, Warranties of Purchaser.
    ----------------------------------------

  The Purchaser hereby represents and warrants to the Sellers, which shall survive the

                           Stock Purchase Agreement
                                  Page 5 of 5
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Closing, that this Agreement constitutes a valid obligation, legally binding upon Purchaser in accordance with its terms. The Purchaser hereby represents and warrants to the Sellers that he is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended, and is purchasing their Shares for investment and not with a view to resale.

7.  Indemnification by Purchaser.
    ----------------------------

  Purchaser, his successors and assigns, shall indemnify, defend and hold the Sellers harmless from any and all losses, claims, damages or liabilities suffered or incurred by the Sellers as a result of:

  (a) The failure of any representation or warranty of Purchaser contained in this Agreement to be true and accurate when made and as of the Closing Date;

  (b) The failure of Purchaser to comply with any obligations, agreements or covenants contained in this Agreement;

  (c) The conduct of the Company's business after the Closing Date; and

  (d) Any accounts payable, liabilities, debts, taxes, leases or other obligations of the Company arising with respect to any transaction or occurrence occurring completely after the Closing Date.

Purchaser, his successors or assigns, shall reimburse the Sellers for any legal or other expense reasonably incurred by them in connection with any loss, claim, damage or liability indemnified hereby. This indemnification obligation will survive the Closing.

8.  Conditions to Purchaser's Obligations.
    -------------------------------------

  The obligations of Purchaser under this Agreement are subject to satisfaction of each of the following conditions, unless waived in writing by Purchaser, at or prior to Closing:

  (a) Representations True; Compliance with Covenants. The representations and warranties of the Sellers contained in this Agreement shall be true in all material respects on and as of Closing with the same force and effect as though made on and as of said date. The Sellers shall have performed and complied in all material respects with all covenants contained herein required to be

                           Stock Purchase Agreement
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      performed or complied with at or prior to Closing.

  (b) No Litigation. There shall not be pending or threatened any claim, suit, action, proceeding, investigation or inquiry by any person, governmental body or authority or other entity seeking to restrain or prohibit this transaction, to obtain damages in connection with this Agreement, or any claim of any nature filed or commenced against the Company.

  (c) No Material Adverse Change. There shall have been no material adverse change in the Company since the date of the Financial Information presented to Purchaser, March 31, 1999.

  (d) Additional Documents. The Company shall have delivered or caused to be delivered to Purchaser all additional instruments and copies of instruments required to complete the Closing and as Purchaser may otherwise reasonably request.

9.  Miscellaneous.
    -------------

  (a) Notice. All notices and other communications required to be given by the parties shall be in writing and sent to the respective parties at the following addresses:

      The Sellers:  David R. Mortenson
                    2400 Loop 35, #1502
                    Alvin, TX 77511

      Purchaser:    James L. Vandeberg
                    Vandeberg Johnson & Gandara
                    600 University Street, Suite 2424
                    Seattle,  WA  98101

  (b) Washington Law. This Agreement shall be construed in accordance with the laws of the State of Washington.

  (c) Attorney' Fees. In any action brought to enforce this Agreement, or to seek damages for breach thereof, the prevailing party shall be entitled to recover a reasonable attorney's fee (including a reasonable attorney's fee on any appeal thereof) and reasonable costs of litigation in addition to any other award or decree granted or given by the court.

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                                  Page 7 of 7
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  (d) Entire Agreement.  This Agreement supersedes all prior agreements of the parties, constitutes the entire agreement and understanding between the parties and may only be modified or amended by a subsequent written agreement executed by both parties.

  (e) Assignment. Each party hereto may assign its rights hereunder, but may not, without the prior written consent of the other party hereto, such consent not to be unreasonably withheld, delegate any or all of its obligations hereunder. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

  (f) No Waiver. No failure on the part of either party to exercise and no delay in exercising any rights hereunder shall operate as a waiver thereof; nor shall any waiver or acceptance of a partial, single or delayed performance of any term or condition of this Agreement operate as a continuing waiver or a waiver of any subsequent breach thereof.

  (g) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable and this Agreement shall be continued and enforced if such illegal, invalid or unenforceable provision were never a part hereof; and in lieu of such provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to make such provision legal, valid and enforceable.


  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SELLERS:                                        PURCHASER:

/s/ John T. Bauska                              /s/ Michael Kirsh
------------------------------                  ------------------------------
John T. Bauska                                  Michael Kirsh


David R. Mortenson

/s/ David R. Mortenson
------------------------------

                           Stock Purchase Agreement
                                  Page 8 of 8
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Exhibit 3(e)

                                    FORM OF

                           SHAREHOLDERS' CERTIFICATE

  Each undersigned hereby represents and warrants to Michael Kirsh, the "Purchaser" under that certain Stock Purchase Agreement dated as of May 11, 1999 by and between the Purchaser and John T. Bauska and David R. Mortenson (the "Sellers"), as follows:

  1. My Subscription Agreement dated April 28, 1999 is true and correct in all respects, including specifically the assertions contained therein that I am an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended. I did not purchase my shares with a view to distribution or resale except pursuant to a registration statement effective under the Texas Securities Act, (S) 7, or to an accredited investor pursuant to an exemption available under the Texas Securities Act or rules of the State Securities Board of Texas.

  2. David R. Mortenson & Associates (the "Partnership") is a Texas general partnership, and David Mortenson is an authorized signatory of the Partnership with full power and authority to bind it. I hereby confirm that David Mortenson is authorized to execute Amendment No. 1 to that certain License Agreement dated April 5, 1999, by and between the Partnership and Growtex Inc., as contemplated by Section 3(f) of the Stock Purchase Agreement. I hereby confirm that the License Agreement attached to the April 28, 1999 minutes of the Company and dated April 5, 1999 supersedes and replaces in its entirety any prior License Agreement by and between the Partnership and Growtex Inc.

This Certificate is delivered pursuant to Section 3(e) of the Stock Purchase Agreement, and it is effective, true and correct as of the Closing Date thereunder.

/s/ David R. Mortenson           David R. Mortenson
-----------------------------
/s/ Terry Fowler                 Terry Fowler
-----------------------------
/s/ Joshua J. Mortenson          Joshua J. Mortenson
-----------------------------
/s/ Laurent R. Barbudaux         Laurent R. Barbudaux
-----------------------------
/s/ Marie M. Charles             Marie M. Charles
-----------------------------
/s/ C.E. Kaiser                  C.E. Kaiser
-----------------------------
/s/ Roy Donovan Hinton, Jr.      Roy Donovan Hinton, Jr.
-----------------------------
/s/ James R. Collins             James R. Collins
-----------------------------
/s/ Jock R. Collins              Jock R. Collins
-----------------------------
/s/ Joshua D. Smetzer            Joshua D. Smetzer
-----------------------------